EXHIBIT 10.13

                             JAWS Technologies, Inc.
                             1013 17th Avenue, S.W.
                             Calgary, Alberta T2T0A7
                                     Canada


                           PLACEMENT AGENCY AGREEMENT



SmallCaps Online LLC
1285 Avenue of the Americas, 35th Floor
New York, New York 10019
Attention: Jeffrey B. Davis, President

Gentlemen:

        This Placement Agency Agreement (the "Agreement") confirms the retention by JAWS Technologies, Inc., a Nevada corporation (the "Company"), of SmallCaps Online LLC, a Delaware limited liability company (the "US Placement Agent"), to act as the sales agent in the United States on a best efforts basis in connection with the private placement of Units (as defined below) of the Company on the terms set forth below, including the financial and other terms set forth in Schedule A hereto, which is hereby incorporated by reference into this Agreement.

1.      PLACEMENT

        (a) Each unit (a "Unit") shall consist of one share of common stock, par value $.001 per share (the "Common Stock), of the Company, and a warrant (each, a "Warrant" and collectively, the "Warrants") to acquire 1/2 (one-half) of a share of Common Stock at an exercise price of US$ 6.50 per share. The placement of the Units (the "Placement") will be made pursuant to the Memorandum (as defined in Section 2 below). Except as provided in Schedule A, the Units (and the shares of Common Stock and Warrants included therein) will not be registered under the Securities Act of 1933, as amended, or any applicable successor statute (the "Act"), but will be issued in reliance on the private offering exemption available under Section 4(2) of the Act and the rules and regulations promulgated thereunder, including Regulation D, and outside the United States, through exemptions from any prospectus requirements of applicable foreign securities laws. The US Placement Agent understands that all subscriptions for Units are subject to acceptance by the Company. The Company and the US Placement Agent reserve the right in their reasonable discretion to accept or reject any or all subscriptions for Units in whole or in part. Investors shall be required to subscribe for a minimum number of Units with additional increments available at the Company's discretion as set forth in Schedule A or as provided in the Memorandum. Any subscription monies received by the US Placement Agent from investors will be handled in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") , whether or not the US Placement Agent is subject to the Exchange Act, and as otherwise may be

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prescribed by the terms of the  Memorandum.  Without  limiting the generality of the foregoing, the Company and the US Placement Agent shall enter into an escrow agreement (the "Escrow Agreement") with the United States Trust Company of New York (or other escrow agent mutually acceptable to the parties (the "Escrow Agent") and shall establish a separate account with the Escrow Agent entitled "JAWS Technologies, Inc.--Escrow Account." All funds received by either the Company or the US Placement Agent shall be immediately deposited in such escrow account pending an initial closing hereunder.

        (b) The Company is making an offering of the Units, concurrent with the making of the private placement of Units in the United States as described herein (the "Placement"), in Canada through the Company's Canadian placement agent, Thomson Kernaghan & Co. Limited ("TK"). Such concurrent Canadian offering is referred to herein as the "Concurrent Offering." The US Placement Agent will only offer Units to prospective investors in the United States and TK will only offer Units to prospective investors in Canada and, with the Company's consent in Belgium. The terms of the Concurrent Offering are substantially identical to the terms of this Placement, except to the extent that either the laws of the United States and/or Canada require special disclosure in the Memorandum and/or terms in this Agreement for the placement agent agreement with TK and/or terms in the Subscription Agreement (as defined below) or the subscription agreement between the Company and Canadian investors. The Units, Shares and Warrants sold in the United States and Canada will be identical in all respects. For purposes of calculating the minimum and maximum sizes of the offering, Units sold in the United States and in Canada will be aggregated.

2.      OFFERING CIRCULAR

        The Company will prepare an Offering Circular relating to the Company (such Offering Circular, together with the exhibits and attachments thereto or available thereunder and any amendments or supplements thereto prepared and furnished by the Company, being referred to herein as the "Memorandum") which describes the Placement and certain investment risks relating thereto. The Company has been and will continue to be responsible for preparing and filing required documentation, if any, with authorities in United States prior to (and subsequent to, if required by the laws of such jurisdiction) the distribution of the Memorandum to prospective investors (the parties acknowledging, however, that the offering of Units is intended and expected to be wholly or partially exempt from filing requirements in most jurisdictions by reason of an "accredited investor" exemption). The US Placement Agent and its counsel and the Company and its counsel will jointly prepare a form of Subscription Agreement to be entered into between the Company and United States purchasers of the Units (the "Subscription Agreement"), with such representations, warranties, conditions and covenants as are customary in private placements of corporate equity securities with United States accredited investors. The US Placement Agent and its counsel shall have an opportunity to review the final form of the Memorandum and Subscription Agreement prior to the distribution thereof to prospective investors, and the Memorandum and the Subscription Agreement will be the only offering documents (other than cover letters which may be used by the US Placement Agent, and any documents made available to investors in accordance with the terms of the Memorandum) shown to prospective investors. The Company and its counsel will advise the US Placement Agent and its counsel in writing of those jurisdictions in which Units may lawfully be offered and sold, and the manner in which the Units may

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lawfully be offered and sold in each such  jurisdiction,  in connection with the
Placement, and the US Placement Agent agrees that the Units will be offered or sold only in such jurisdictions and in the manner specified by the Company. The offering of Units will be made in accordance with the requirements of Section 4(2) under the Act to investors that qualify as accredited investors, as defined in Rule 501(a) under the Act ("Accredited Investors"), purchasing for their own account for investment purposes and not for distribution in violation of securities laws.

3.      PLACEMENT AGENT

        (a) Upon the terms and conditions set forth in this Agreement and Schedule A hereto, the Company hereby employs the US Placement Agent as its sales agent in the United States for the purpose of placing the Units for the account and risk of the Company. This appointment shall be exclusive with respect to the Placement, and the Company shall not have the right to appoint additional sales agents in the United States without the US Placement Agent's express prior written consent (other than TK with respect to the Concurrent Offering); provided that this Agreement shall not give the US Placement Agent any right to act as sales agent or receive compensation in connection with any future offerings sponsored by the Company absent a separate agreement to such effect between the US Placement Agent and the Company. Subject to the provisions of Section 5 hereof and to the performance by the Company of all of its obligations to be performed hereunder, the US Placement Agent agrees to use its best efforts to assist in arranging for sales of Units. The US Placement Agent will also assist the Company in the preparation of the Memorandum and presentations to prospective investors. It is understood and agreed that this Agreement does not create any partnership, joint venture or other similar relationship between or among the US Placement Agent and the Company, that the US Placement Agent is acting only as a sales agents and that, except as specifically set forth in Schedule A, there is no undertaking on the US Placement Agent's part to purchase any of the Units or to arrange or participate in any other financing in connection with the Placement.

        (b) For the services of the US Placement Agent hereunder, the Company will pay or caused to be paid to the US Placement Agent the commissions, fees and expenses stated in Schedule A.

        (c) Upon receipt by the Company from a proposed purchaser of completed subscription materials in the form set prepared by the Company, and such other documents as the Company requests, the Company and the US Placement Agent will determine in their reasonable discretion whether they wish to accept or reject the subscription.

        (d) Subject to the provisions relating thereto contained in Schedule A, the US Placement Agent's commissions, fees and expenses based on a percentage of gross proceeds and all other expenses reimbursable or payable by the Company as provided herein or in Sche dule A will be paid in full upon transfer to the account of the Company of the purchase price of such Units; provided, however, that no such commissions or fees shall be payable until subscriptions for the minimum number of Units described in the Memorandum have been accepted and the purchase price of the Units to be purchased from the Company has been transferred to the account of the Company. For purposes of calculating the minimum and

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maximum  sizes of the  offering,  Units sold in the United  States and in Canada will be aggregated.

        (e) The Company and the US Placement Agent agree to the terms of, and to comply with, the agreements set forth on Schedule A hereto as if such terms and agreements were repeated herein in their entirety.

4.      PLACEMENT EXPENSES

        (a) The Company will pay, whether or not any Units are sold in connection with the Placement, all reasonable, accountable costs and expenses incurred by the US Placement Agent in connection with the Placement as provided in Schedule A . Reimbursement of the US Placement Agent's reasonable, accountable out-of-pocket costs and expenses hereunder shall be made promptly in full in the event the US Placement Agent elects to terminate this Agreement in accordance with Section 5.

        (b) Without limiting the generality of the foregoing, the Company hereby agrees to pay all fees, charges and expenses incident to the performance by the Company and the US Placement Agent of its respective obligations hereunder, including, without limitation, all fees, charges, and expenses in connection with (i) the preparation, printing, reproduction, filing, distribution and mailing of the Memorandum and all other documents relating to the offering, purchase, sale and delivery of the Units, and any supplements or amendments thereto, including the fees and expenses of counsel to the Company and to the US Placement, and the cost of all copies thereof, (ii) the issuance, sale, transfer and delivery of the Units, the Shares, and the Warrants, including any transfer or other taxes payable thereon and the fees of any transfer agent, warrant agent or registrar, (iii) the registration or qualification of the Units or the securing of an exemption therefrom under state of foreign "blue sky" or securities laws, including, without limitation, filing fees payable in the jurisdictions in which such registration or qualification or exemption therefrom is sought, the costs of preparing preliminary, supplemental and final "blue sky surveys" relating to the offer and sale of the Units and the fees and disbursements of counsel to the Placement Agents in connection with such "blue sky" matters, (iv) the filing fees, if any, payable to the Commission, and (v) the retention of the Escrow Agent, including the reasonable fees and expenses of the Escrow Agent for serving as such and the reasonable fees and expenses of its counsel.


5.      TERMINATION OF PLACEMENT

        The Placement may be terminated by the mutual consent of the US Placement Agent and TK at any time by them giving written notice to the Company if (a) in the opinion of the US Placement Agent, the Memorandum contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements appearing therein not misleading in the light of the circumstances in which they were made, and the Company shall not have corrected such untrue statement or omission to the reasonable satisfaction of the US Placement Agent and TK and their counsel within ten business days after the Company receives notice of such untrue statement or omission, provided that notwithstanding such ten business day period, no such closing shall occur

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hereunder  until the US Placement  Agent and TK shall have  notified the Company that they are satisfied, in their reasonable determination, that the Company has taken such steps (including circulating amended offering materials) to allow any such closing to occur, or (b) the Company shall be in material breach of any representation, warranty or covenant made by it in this Agreement.

6.      CLOSING

               (a) Subject to the conditions set forth in Section 10 hereof, if subscriptions to purchase at least 2,000,000 Units in the aggregate in the Placement and the Concurrent Offering have been received prior to the expiration of the offering period and accepted by the Company, the initial closing under this Agreement (the "Closing") shall be held at the offices of Battle Fowler LLP, Park Avenue Tower, 75 East 55th Street, New York, New York, at 10:00 A.M., New York time, on December 23, 1999 (provided that subscriptions to purchase at least 2,000,000 Units have been accepted) or at such other place, time and/or date as the Company and the US Placement Agent shall agree upon. The date upon which the Closing is held shall hereinafter be referred to as the "Closing Date."

               (b) Subject to the conditions set forth in Section 10 hereof, if, subsequent to the date the subscriptions referred to in Section 6(a) hereof are received and accepted and prior to the expiration of the offering period, additional subscriptions to purchase Shares are received from prospective investors, which subscriptions are accepted by the Company, one or more additional closings under this Agreement (each, an "Additional Closing") shall be held at the offices of Battle Fowler LLP, Park Avenue Tower, 75 East 55th Street, New York, New York, at 10:00 A.M., New York time, on the third business day following the date upon which the US Placement Agent receives notice from the Company that additional subscriptions have been so accepted, or at such other place, time or date as the Company and the US Placement Agent shall agree upon. The Company shall notify the US Placement Agent as promptly as practicable whether any additional subscriptions so received have been accepted. The date upon which any additional Closing is held shall hereinafter be referred to as an "Additional Closing Date."

               (c) At the Closing or an Additional Closing, as the case may be, the Company shall instruct the Escrow Agent to pay to the US Placement Agent at the Closing or an Additional Closing, from the funds deposited in the applicable Escrow Account in payment for the Shares, any cash amounts payable to the US Placement Agent pursuant to Schedule A of this Agreement. Promptly after the Closing Date or an Additional Closing Date, as the case may be, the Company shall deliver to the purchasers of Unit certificates representing the Shares and agreements representing the Warrants to which they are entitled.


7.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

        The Company represents and warrants to, and covenants with, the US Placement Agent that:


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        (a) The Company  has been  validly  formed and is legally  existing as a corporation in good standing under the laws of the State of Nevada, with full corporate power and authority to conduct its business as currently conducted, and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a material adverse effect on the business and financial condition of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"). As of the date hereof, the Company does not have any material subsidiaries other than JAWS Technologies, Inc. an Alberta corporation ("Jaws Canada"), Pace Systems, Inc., incorporated under the laws of the Province of Ontario ("Pace"), and Jaws Acquisition Corp., an Alberta corporation ("JAC" and collectively with Jaws Canada and Pace, the "Subsidiaries"). Each Subsidiary has been duly organized, is validly existing and in good standing under the laws of the jurisdiction of its organization, has the power and authority to own its properties and to conduct its business and is duly qualified and authorized to transact business and is in good standing in each jurisdiction in which the conduct of its business or the nature of its properties requires such qualification or authorization, except where the failure to be so qualified or authorized and in good standing could not reasonably be expected to have a Material Adverse Effect. All of the outstanding capital stock of each Subsidiary is owned by the Company, free and clear of any liens, and has been duly authorized and validly issued, and is non-assessable, except for such failures as could not reasonably be expected to have a Material Adverse Effect.

         (b) Neither the Memorandum nor the Subscription Agreement contain any untrue statement of a material fact, and the Memorandum and the Subscription Agreement taken as a whole will not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, except that the Company shall have no liability for any information provided to the Company in writing by, and relating to, the US Placement Agent, for use in and used in the Memorandum. It is understood that any summary in the Memorandum of a document which appears therein in full (either as signed or substantially in the form to be signed) does not constitute an untrue or misleading statement merely because it is a summary; provided, however, that any such summary may not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading. If, at any time before the Placement is completed or terminated or before all subscriptions are accepted by the Company, there should be any change which would cause the Memorandum or the Subscription Agreement not to comply with this paragraph 7(b), the Company will promptly advise the US Placement Agent thereof and prepare and furnish the US Placement Agent with, for distribution to investors, after prior review and approval by the US Placement Agent and their counsel (such approval not to be unreasonably withheld), such copies of such supplements or amendments to the Memorandum and the Subscription Agreement as will cause the Memorandum and the Subscription Agreement, as so supplemented or amended, to comply with this paragraph 7(b), and will authorize the US Placement Agent to make to investors, if (i) deemed necessary by counsel to the US Placement Agent and approved by the US Placement Agent or (ii) if deemed necessary by counsel to the Company, an offer of rescission.

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        (c) The execution,  delivery and performance of this Agreement,  and all other documents to be entered into by the Company in connection with any transaction described in the Memorandum and the consummation of the transactions contemplated hereby and thereby have been or will be prior to such execution, delivery, performance or consummation, as the case may be, duly and validly authorized by the Company and do not and will not (i) constitute, or result in, a breach or violation of any of the terms, provisions or conditions of the articles of incorporation or bylaws of the Company or any of its Subsidiaries,
(ii) constitute, or result in, a material violation of any applicable statute, law, ordinance or regulation of any state, territory or other jurisdiction, or
(iii) violate, constitute, or result in, a default under (or an event which with the passing of time or the giving of notice or both would constitute a default under) or breach of the terms, provisions or conditions of any material indenture, note, contract, commitment, instrument or document to which the Company or any of its Subsidiaries is or will be a party or by which the Company or any of their respective properties are bound, or any award, judgment, decree, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of its Subsidiaries or their respective activities or properties, in each case which breach, violation or default would have a Material Adverse Effect; and no material consent, approval, authori zation or order of any court or governmental or regulatory agency or body is required on the part of the Company for the lawful consummation of the transactions contemplated hereby and thereby, except for such consents and approvals with respect to the offer and sale of Units in certain jurisdictions which are identified to you by counsel for the Company.

        (d) Neither the Company nor any of its officers, employees, agents or representatives has taken or will take any action which has caused or may cause the Placement not to qualify for exemption from the registration requirements of the Act or of United States federal or state, or other securities laws. In connection with the Placement, the Company shall not offer or cause to be offered the Units by any form of general solicitation or general advertising as defined in Rule 502(c) of Regulation D, and shall not take any action (except for actions contemplated by the Memorandum) that would cause the Placement to be integrated with other transactions under Rule 502(a) of Regulation D.

        (e) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (except insofar as enforcement of the in demnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and subject, as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to or affecting creditors' rights generally).

        (f) The Company will not offer the Units for sale on the basis of any communications or documents relating to the US Placement Agent or the Units except the Memorandum and the exhibits thereto and documents described or referred to therein (including the Subscription Agreement).

         (g) So long as the Units (or the Shares, Warrants or shares of Common Stock underlying the Warrants) are "restricted securities" within the meaning of Rule 144(a)(3) under the Act, the Company, during any period in which it is not subject to and in compliance with

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Section 13 or 15(d) of the  Exchange  Act, or is not exempt from such  reporting requirements pursuant to and in compliance with Rule 12g3-2b under the Exchange Act, provide to each holder of such Units and to each prospective purchaser (as designated by such holder) of such Units, upon the request of such holder or prospective holder, any information required to be provided by Rule 144A(d)(4) under the Act.

        (h) The Company will initially invest the proceeds of the Offering of the Units and all other funds of the Company in such a manner so as to cause the Company not to be subject to the United States Investment Company Act of 1940, as amended (the "1940 Act"), and will thereafter use its best efforts to avoid the Company's becoming subject to the 1940 Act.

        (i) In addition to the foregoing, to the extent not set forth herein, the US Placement Agent may rely on the representations and warranties made by the Company in the Subscription Booklet provided by the Company and used in connection with the Placement.

8.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF US PLACEMENT AGENT

        The US Placement Agent hereby represents and warrants to, and covenant with, the Company that:

        (a) This Agreement has been duly authorized, executed and delivered by the US Placement Agent and constitutes the legal, valid and binding obligation of the Placement Agent, enforceable against it in accordance with its terms (except insofar as enforcement of the indemnification or contribution provisions hereof may be limited by applicable laws or principles of public policy and subject, as to enforcement, to the availability of equitable remedies and limitations imposed by bankruptcy, insolvency, reorganization and other similar laws and related court decisions relating to or affecting creditors' rights generally).

        (b) The US Placement Agent will cooperate with the Company to ensure that the offering and sale of the Units will comply with the requirements of Rule 506 under the Act, including, without limitation, the general conditions contained in Regulation D and the federal securities laws, and will follow the reasonable advice of the Company with respect to the manner in which to offer and sell the Units so as to ensure that the offering and sale thereof will comply with the securities laws of the jurisdictions which is not listed in Exhibit A or in any jurisdiction in which Units are offered by the US Placement Agent, and the US Placement Agent will not make an offer of Units in any jurisdiction which is not listed on Exhibit A or in any jurisdiction in which the Company advises it in writing that such offer would be unlawful for the US Placement Agent to offer or sell securities.

         (c) The US Placement Agent is (i) a registered broker-dealer under the Exchange Act, and (ii) a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"), and (iii) registered as a broker-dealer in each jurisdiction in which it is required to be registered as such in order to offer and sell the Units in such jurisdiction. The US Placement Agent, as applicable, will comply with all applicable rules, regulations and interpretations of the NASD relating to the receipt and disclosure of compensation in connection with the Placement.

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        (d) The US  Placement  Agent has not and will not make an offer of Units
(or of any securities, the offering of which may be integrated with the Placement), on the basis of any communications or documents relating to the Company or the Units except the Memorandum and the exhibits thereto and
documents   described  or  referred  to  therein   (including  the  Subscription
Agreement), and the cover letters referred to in Section 2 hereof. Without limiting the generality of the foregoing, the US Placement Agent has not and will not make any representation as to any rate of return on investment that an offeree may obtain from the ownership of Units other than as set forth in the Memorandum. The Placement Agent will deliver a copy of the Memorandum to each prospective investor solicited by it prior to such offeree's execution of a Purchase Agreement or, in the case of amendments or supplements to the Memorandum (other than those amendments and supplements approved in writing by the Company but designated in writing as not subject to this requirement), prior to such offeree's execution of an acknowledgment of receipt of such amendment or supplement and reconfirmation of intent to subscribe.

        (e) The US Placement Agent has not and will not make an offer of Units on behalf of the Company, or of any securities, the offering of which may be integrated with the Placement, by any form of general solicitation or general advertising in violation of Rule 502(c) of Regulation D such as would cause the offering of Units not to qualify under Section 4(2) of the Act as a transaction exempt from Section 5 thereof. The US Placement Agent has not and will not supply in writing for inclusion in the Memorandum or any related sales materials any information relating to the US Placement Agent containing any untrue statement of a material fact or omitting to state any material fact required to be stated therein or necessary to make such information, in light of the circumstances under which it is used, not misleading.

        (f) The Placement Agent will not transmit to the Company any written offer from an offeree to purchase a Unit or Units unless, immediately prior thereto, it reasonably believes that:

               (i) the offeree is an  Accredited Investor; and

               (ii) the offeree meets all other offeree and/or purchaser suitability standards, if any, required under applicable securities laws and regulations.

        (g) The US Placement Agent will exercise reasonable care to determine that prospective investors are not "underwriters" within the meaning of Section 2(11) of the Act, and in that connection will obtain from each investor purchasing Units in the Placement a duly executed Subscription Agreement, in the form provided to the US Placement Agent by the Company.

        (h) The US Placement Agent will periodically notify the Company of the jurisdiction in which the Units are being offered by it or will be offered by it pursuant to this Agreement, and will periodically notify the Company of the status of the offering conducted pursuant to this Agreement.

        (i) The US Placement Agent will take such other action or refrain from taking such action as the Company may reasonably request in order to comply with all applicable United

896966.8
                                        9

States laws and all applicable securities laws of those jurisdictions listed in Schedule A of which the Company advises the US Placement Agent, including using its best efforts to cause offerees and subscribers for Units to execute and deliver such additional documents and instruments as the Company may reasonably require, except that the Company shall be required to complete all necessary securities qualifications with respect to those jurisdictions listed in Schedule A as provided in Section 2.

        (j) The US Placement Agent has delivered or caused to be delivered to each prospective investor who received the Memorandum each of (i) the Company's quarterly report on form 10-Q, filed with the Securities and Exchange Commission on December 15, 1999, (ii) the amended form of warrant amending the form of warrant attached to the Memorandum as Appendix F and (iii) the supplement to confidential private placement memorandum supplementing the Memorandum, and has informed prospective investors that such documents, in each case, constitute supplements to the Memorandum.

9.      COVENANTS

               (a) Covenants of the Company. The Company covenants to the US Placement Agent that it will:

                      (i) Notify the US Placement Agent as soon as practicable, and confirm such notice promptly in writing, (A) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the Closing Date and the last Additional Closing Date (if any) as a result of which the Memorandum would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) of the receipt of any notification with respect to the modification, recission, withdrawal or suspension of the qualification or registration of the Shares or of an exemption from such registration or qualification in any jurisdiction. The Company will use its reasonable best efforts to prevent the issuance of any such modification, rescission, withdrawal or suspension and, if any such modification, rescission, withdrawal or suspension is issued and you so request, to obtain the lifting thereof as promptly as possible.

                      (ii) Not supplement or amend the Memorandum unless the US Placement Agent shall have approved of such supplement or amendment in writing. If, at any time during the period commencing on the date hereof and ending on the later of the Closing Date and the last Additional Closing Date (if any), any event shall have occurred as a result of which the Memorandum contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the US Placement Agent, it is necessary at any time to supplement or amend the Memorandum to comply with the Act, Regulation D or any applicable securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment (inform and substance reasonably satisfactory to you) which will correct such statement or omission or which will effect such compliance.

896966.8
                                       10

                      (iii) Deliver without charge to the US Placement Agent such number of copies of the Memorandum and any supplement or amendment thereto as may reasonably be requested by the US Placement Agent.

                      (iv) Not directly or indirectly, solicit any offer to buy from, or offer to sell to, any person any Units except through the US Placement Agent or TK.

                      (v) Not solicit any offer to buy or offer to sell Units by any form of general solicitation or advertising, including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

                      (vi) At all times during the period commencing on the date hereof and ending on the later of the Closing Date and the last Additional Closing Date (if any), provide to each prospective investor or his purchaser representative, if any, on reasonable request, such information (in addition to that contained in the Memorandum) concerning the Placement, the Company and any other relevant matters as it possesses or can acquire without unreasonable effort or expense and extend to each prospective investor or his purchaser representative, if any, the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the Placement and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such prospective investor or purchaser representative may consider necessary i making an informed investment decision or in order to verify the accuracy of the information furnished to such Prospective Investor or purchaser representative, as the case may be.

                      (vii) Notify the US Placement Agent promptly of the acceptance or rejection of any subscription. Any subscription unreasonably rejected shall be deemed to have been accepted for purposes of determining whether at least 2,000,000 Units have been sold solely for the purpose of determining whether the US Placement Agent is entitled to its compensation pursuant to Schedule A hereof.

                      (viii)  File  five  (5)  copies  of a  Notice  of Sales of
Securities on Form D with the Securities and Exchange Commission (the "Commission") no later than 15 days after the first sale of the Units. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales are made. The Company shall furnish you with copies of all such filings.

                      (ix) Place the following legend on all certificates representing the Units and the Warrants:

                      "THE   SECURITIES   REPRESENTED   HEREBY   HAVE  NOT  BEEN
                REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD,

896966.8
                                       11

                TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

                      (x) Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the offering and sale of the Units as exempt transactions under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Placement may be made.
                      (xi) Apply the net proceeds from the sale of the Units for the purposes set forth under the caption "Use of Proceeds" in the Memorandum in substantially the manner indicated thereunder.

                      (xii) Not, during the period commencing on the date hereof and ending on the later of the Closing Date and the last Additional Closing Date (if any) issue any press release or other communication or hold any press conference with respect to the Company, its financial condition, results of operations, business properties, assets, liabilities or future prospects of the Placement, without the prior written consent of the US Placement Agent and TK, which consent will not be unreasonably withheld.

                      (xiii) Not, prior to the completion of the Offering, bid for, purchase, attempt to induce others to purchase, or sell, directly or indirectly, any shares of Common Stock or any other securities in violation of the provisions of Regulation M under the Exchange Act.


10.     CONDITIONS OF US PLACEMENT AGENT'S OBLIGATIONS

        The obligations of the US Placement Agent pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the US Placement Agents, as of the date hereof and as of the Closing Date (and, if applicable, each Additional Closing Date), to the performance by the Company of its obligations hereunder, and to the following conditions:

               (a) At the Closing and each Additional Closing, as the case may be, the Placement Agents shall have received the favorable opinion of Battle Fowler LLP and Bennett Jones, as counsel for the Company, in substantially the forms of Exhibit B hereto.

               (b) On or prior to the Closing Date and each Additional Closing Date, as the case may be, the US Placement Agent shall have been furnished such information, documents and certificates as it may reasonably require for the purpose of enabling it to review the matters referred to in this Section 10 and in order to evidence the accuracy, completeness or

896966.8
                                       12
satisfaction of any of the representations, warranties, covenants, agreements or conditions herein contained, or as it may otherwise reasonably request.

               (c) At the Closing and each Additional Closing, as the case may be, the US Placement Agent shall have received a certificate of the chief executive officer of the Company, dated the Closing Date or such Additional Closing Date, as the case may be, to the effect that, as of the date of this Agreement and as of the Closing Date or such Additional Closing Date, as the case may be, the representations and warranties of the Company contained herein were and are accurate, and that as of the Closing Date or such Additional Closing Date, as the case may be, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.

               (d) All proceedings taken in connection with the issuance, sale and delivery of the Shares shall be reasonably satisfactory in form and substance to you and your counsel.

        Any certificate or other document signed by any officer of the Company and delivered to you or to your counsel as required hereunder shall be deemed a representation and warranty by the Company hereunder as to the statements made therein. If any condition to your obligations hereunder has not been fulfilled as and when required to be so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extended the time for their fulfillment. In the event that you elect to terminate this Agreement, you shall notify the Company of such election in writing. Upon such termination, neither party shall have any further liability or obligation to the other except as provided in Section 11 hereof.

11.     INDEMNIFICATION

        (a) The Company agrees to indemnify and hold harmless the US Placement Agent, any person who controls the Placement Agent within the meaning of the Act, Section 20(a) of the Exchange Act or any applicable statute and each partner, director, officer, employee, agent and representative of the US Placement Agent or any person who controls any such Placement Agent from and against any loss, damage, expense, liability or claim, or actions or proceedings in respect thereof (including, without limitation, reasonable attorneys' fees and expenses incurred in investigating, preparing or defending against any litigation commenced) which any such person may incur or which may be made or brought against any such person arising out of or based upon (i) any breach of any of the agreements, representations or warranties of the Company contained in this Agreement or Schedule A, (ii) any violation of securities laws attributable to the offer or sale of Units in a jurisdiction listed in Schedule A and in a manner authorized by the Company, or (iii) any violation of law by the Company or any Affiliate thereof, or any director, officer, employee, agent or representative of any of them, related to or arising out of the Placement. This indemnity agreement by, and the agreements, warranties and representations of, the Company shall survive the offer, sale and delivery of the Units and the termination of this Agreement and shall remain in full force and effect regardless of any investigation made by or on behalf of any person indemnified hereunder, and termination of this Agreement and acceptance of any payment for the Units hereunder.

896966.8
                                       13

        (b) The US Placement Agent agrees to indemnify and hold harmless the Company and its Affiliates, any person who controls any of them within the meaning of the Act, Section 20(a) of the Exchange Act or any applicable statute, and each officer, director, employee, agent and representative of the Company or any of its Affiliates from and against any loss, damage, expense, liability or claim or actions or proceedings in respect thereof (including, without limitation, reasonable attorneys' fees and expenses incurred in investigating, preparing or defending against any litigation commenced) which any such person may incur or which may be made or brought against any such person, but only to the extent the same arises out of or is based upon (i) any breach of any of the agreements, representations or warranties of the respective US Placement Agent contained in this Agreement or Schedule A or (ii) any untrue statement of a material fact in any information provided to the Company in writing by, and relating to, the US Placement Agent, expressly for use in and used in the Memorandum, or any omission in any information provided to the Company in writing by, and relating to, the US Placement Agent, expressly for use in and used in the Memorandum of any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. This indemnity agreement by, and the agreements, warranties and representations of, the US Placement Agent shall survive the offer, sale and delivery of the Units and shall remain in full force and effect regardless of any investigation made by or on behalf of any person indemnified hereunder, and termination of this Agreement and acceptance of any payment for the Units hereunder.

        (c) If any action is brought against a party (the "Indemnified Party") in respect of which indemnity may be sought against one or more other parties (the "Indemnifying Party" or "Indemnifying Parties"), the Indemnified Party shall promptly notify the Indemnifying Party or Parties in writing of the institution of such action; provided, however, the failure to give such notice shall not release the Indemnifying Party or Parties from its or their obligation to indemnify the Indemnified Party hereunder except to the extent the Indemnifying Party actually incurs damage by reason of such failure and shall not release the Indemnifying Party or Parties from any other obligations or liabilities to the Indemnified Party in any event. The Indemnifying Party or Parties may at its or their own expense elect to assume the defense of such action, including the employment of counsel reasonably acceptable to the Indemnified Party; provided, however, that no Indemnifying or Indemnified Party shall consent to the entry of any judgment or enter into any settlement by which the other party is to be bound without the prior written consent of such other party, which consent shall not be unreasonably withheld. In the event the Indemnifying Party or Parties assume a defense hereunder, the Indemnified Party shall be entitled to retain its own counsel in connection therewith and, except as provided below, shall bear the fees and expenses of any such counsel, and counsel to the Indemnified Party or Parties shall cooperate with such counsel to the Indemnifying Party in connection with such proceeding. If an Indemnified Party reasonably determines that there are or may be differing or additional defenses available to the Indemnified Party which are not available to the Indemnifying Party, or that there is or may be a conflict between the respective positions of the Indemnifying Party and of the Indemnified Party in conducting the defense of any action, then the Indemnifying Party shall bear the reasonable fees and expenses of any counsel retained by the Indemnified Party in connection with such proceeding. All references to the Indemnified Party contained in this paragraph 8(c) include, and extend to and protect with equal effect, any persons who may control the Indemnified Party within the meaning of the Act, Section 20(a) of the Exchange Act or any applicable statute, any successor to the

896966.8
                                       14

Indemnified Party and each of its partners, officers, directors, employees, Agents and representatives. The indemnity agreements set forth in this paragraph 8 shall be in addition to any other obligations or liabilities of the Indemnifying Party or Parties hereunder or at common law or otherwise.

        (d) If recovery is not available under the foregoing indemnification provisions of this paragraph, for any reason other than as specified therein, the party entitled to indemnification by the terms thereof shall be entitled to contribution to losses, damages, liabilities and expenses of the nature contemplated by such indemnification provisions. In determining the amount of such losses, damages, contribution, there shall be considered the relative benefits received by the Company on the one hand, and the US Placement Agent on the other hand from the Placement (which shall be deemed to be the portion of the proceeds of the Placement realized by each party), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission, the relative culpability of the parties and any other equitable considerations appropriate under the circumstances. No party shall be liable for contribution with respect to any action or claim settled without its consent. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section or otherwise. For purposes of this Section, each person, if any, who controls a party to this Agreement within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as that party to this Placement Agreement.

        (e) In any claim for indemnification for United States Federal or state securities law violations, the party seeking indemnification shall place before the court the position of (i) the United States Securities and Exchange Commission and (ii) if applicable, any state securities commissioner or agency having jurisdiction with respect to the issue of indemnification for securities law violations.

12.     MISCELLANEOUS

        (a) The agreements set forth in this Agreement have been made and are made solely for the benefit of the Company, the US Placement Agent, their affiliates and the respective heirs, personal representatives and permitted successors and assigns thereof, and except as expressly provided herein nothing expressed or mentioned herein is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any representation, warranty or agreement herein contained. The term "successors and assigns" as used herein shall not include any purchaser of any Units merely because of such purchase.

        (b) Any notice or other communication required or appropriate under the provisions of this Agreement shall be given in writing addressed as follows: (i) if to the Company, at the address set forth above, Attention: President; and
(ii) if to the US Placement Agent, 1285 Avenue of the Americas, 35th Floor, New York, New York 10019, Attention: Jeffrey B. Davis, President, or at such other address as any party may designate to the others in accordance with this paragraph.

896966.8
                                       15

        (c) This Agreement and Schedule A constitute the entire agreement between the parties hereto with respect to the Placement and supercedes any and all prior agreements, and may be amended or modified only by a duly authorized writing signed by such parties. This Agreement and Schedule A may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute a single instrument.


                            [Signature page follows]

896966.8
                                       16

               This Agreement is executed and shall be effective as of December __, 1999, and shall be governed and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law provisions thereof.



                                            JAWS TECHNOLOGIES, INC.



                                            By: /s/Vera Gmitter
                                                -------------------------
                                                Name:Vera Gmitter
                                                Title:V.P. Administration



Agreed and accepted:

SMALLCAPS ONLINE LLC


By: /s/Jeffrey B. Davis
    ---------------------------
    Name: Jeffrey B. Davis
    Title:   President





896966.8

                                   SCHEDULE A

                             JAWS Technologies, Inc.

        The parties hereto enter into this Schedule A to the Placement Agency Agreement (the "Agreement") effective as of December 13, 1999 (the "Effective Date"), and incorporate said Agreement herein by reference in full. Capitalized terms used in this Schedule and not otherwise defined have the meanings provided in the Agreement. All dollar amounts are in $USD.


Issuer:

                                    JAWS    Technologies,    Inc.,    a   Nevada
                                    corporation.

Placement Agents:                   US:   SmallCaps  Online  LLC.  CDN:  Thomson
                                    Kernaghan & Co. Limited.

Security Offered:                   Units, each Unit consisting of (i) one share
                                    of common  stock,  par value $.001 per share
                                    (the  "Common  Stock"),  of the  Company and
                                    (ii) one warrant to purchase1/2(one  half) a
                                    share of Common  Stock at an exercise  price
                                    of $6.50 per share  (subject to  adjustment,
                                    as described  below),  which  warrants shall
                                    expire on the third  anniversary date of the
                                    effective date of the registration statement
                                    relating   thereto  (as  described   below).
                                    Certificates  representing  shares of Common
                                    Stock and  warrants  shall bear  appropriate
                                    legends,   including   those   relating   to
                                    "restricted securities" under the Act.



Number of Units:                    A  minimum  of  2,000,000  Units  (aggregate
                                    gross proceeds of $8,500,000)  and a maximum
                                    of  3,500,000   Units  (gross   proceeds  of
                                    $14,875,000).

 Offering Price
 (Per Unit):                        $4.25 per Unit.

Minimum Subscription:               $100,000,  or greater if  required  by local
                                    law.

Use of Proceeds:                    Working   capital  and   general   corporate
                                    purposes,   and   acquisitions   yet  to  be
                                    identified.

Placement Period:                   From  December 13, 1999 to January 14, 2000,
                                    unless extended by the Company in its sole discretion. The anticipated date of the initial closing is December 23, 1999.

Sales Commissions, Warrants
and Financial Advisory Fees
to Placement Agents:                An aggregate  cash payment to the  Placement
                                    Agents of a 7% sales commission and a 3% financial advisory fee,

896966.8
                                       A-1
                                    in each case, based upon the gross proceeds from all Units sold by or on behalf of the Company.

                                    On the closing date, the Company shall issue
                                    to the Placement  Agents an aggregate number
                                    of  warrants  to  purchase  shares of Common
                                    Stock  equal to 10% of the  number  of Units
                                    sold,  one-half of which shall be  allocated
                                    as a financial  advisory  fee.  The warrants
                                    will be  exercisable at an exercise price of
                                    $4.25  per  share,  and will  expire  on the
                                    third  anniversary date of the effectiveness
                                    of  the  registration   statement   relating
                                    thereto (as described  below).  The warrants
                                    will  be  issued   pursuant   to  a  warrant
                                    agreement and/or form of warrant certificate in form and substance satisfactory to the Company and the Placement Agents.

Expenses of Placement Agents
to be  Reimbursed:                  Each    Placement    Agent   will    receive
                                    reimbursement of all reasonable, accountable out-of-pocket expenses, including legal fees and disbursements of one counsel, and travel and due diligence expenses.


Jurisdictions in Which
Units Will Be Offered               United   States:   New  York,   Connecticut,
                                    Massachusetts, California, Georgia, Texas and Colorado.

                                    Canada:  Ontario,   Alberta,   Manitoba  and
                                    British Columbia

                                    Belgium

Registration of
Common Stock:                       The  Company  will use its best  efforts  to
                                    file,  no later than 30 days  following  the
                                    final closing date, a registration statement
                                    with  the  United  States   Securities   and
                                    Exchange  Commission  registering for resale
                                    all of the shares of Common  Stock  included
                                    in the  Units,  and  shares of Common  Stock
                                    issuable   upon  exercise  of  the  warrants
                                    included in the Units and the warrants issued to the Placement Agents. The Company will use its best efforts to cause such registration statement to become effective no later than 90 days following the final closing date, and to cause such registration statement to remain effective until 30 days following the date on which all warrants have been exercised or expired, and/or have been called and repurchased by the Company as provided below. During such period, the Company will file all documents required to be filed by it under the Securities Exchange
                                    Act of 1934, as amended.


                                    If a registration statement covering such shares of Common Stock is not declared effective within 90 days, but prior to 180 days, following the final closing date, the

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                                       A-2

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                                    exercise  price  of  the  warrants  sold  to
                                    Investors  shall be  reduced  by  $0.25  per
                                    month,  or a pro rated  amount  thereof  for
                                    partial   months,   until   a   registration
                                    statement  covering  such shares is declared
                                    effective.   If  a  registration   statement
                                    covering  such shares of Common Stock is not
                                    declared effective within 180 days following
                                    the final closing date,  the exercise  price
                                    of the warrants  sold to Investors  shall be
                                    reduced by $0.50 per  month,  or a pro rated
                                    amount thereof for partial  months,  until a
                                    registration  statement covering such shares
                                    of  Common  Stock  is  declared   effective.
                                    Notwithstanding the foregoing, in no event shall the exercise price of the Warrants sold to Investors be reduced to a price lower than $3.75 per share.

Call Rights on Warrants:            If at any time  following the  effectiveness
                                    of  the  registration   statement  described
                                    above the last reported sale price per share
                                    of  Common  Stock   exceeds  $9.75  for  any
                                    consecutive thirty day trading period, then the Company may, at any time upon thirty days notice, call and repurchase warrants issued to the purchasers and the Placement
                                    Agents at a call price of $.001 per warrant.

Definitive Agreements:              The purchase and sale of Units is subject to
                                    the execution and delivery of definitive agreements containing such representations, warranties, terms and conditions as the respective parties and their counsel may agree.


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                                       A-3

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